119

                                                                   EXHIBIT 10.11

                            SHARE PURCHASE AGREEMENT

THIS AGREEMENT made as of August 16, 1999

BETWEEN:

VIBRO-TECH INDUSTRIES INC., a body corporate subsisting under the laws of Delaware, with a place of business at Suite 201-11240 Bridgeport Road, Richmond, B.C. V6X IT2

                                 (the "Company")

OF THE FIRST PART
AND:


PUAN SRI CHANG NGA., Businesswoman, with a place of business at 77 Meyer Road, #03-02, Singapore 437903

                                (the "Purchaser")

OF THE SECOND PART

AND:

William Chow, Businessman, with a place of business at 201-11240 Bridgeport Road Richmond, B.C. V6X IT2

                                 (the "Vendor")

OF THE THIRD PART

WHEREAS:

A. The Company is not a distributing corporation under the Securities Act of 1933 or a reporting issuer under any provincial securities legislation of Canada;

B. The Purchaser is not, nor will be, an affiliate of the Company as interpreted under the Securities Act of 1933 or an associate of an affiliate of a member of the board of directors; and

C. The Company wishes to sell to the Purchaser 125,000 units, each unit comprised of one share for US$0.40 per share and a share purchase warrant to acquire before August 16, 2001 a share for $0.40 per share;

D. William Chow has the authority to transfer to the Purchaser 200,000 shares for US$0.15 in the name of Fin Lin Zhou;

WITNESSES that the parties mutually covenant and agree as follows:

ARTICLE 1 DEFINITIONS AND INTERPRETATION

1.01 In this Agreement, including the recitals and schedules to this Agreement, unless the context otherwise requires:

Closing means the procedure for the issue of Shares on the Closing Date.

Closing Date means the earlier of August 16, 1999 or such other date designated by the Company when the date on which the Company will issue, and the Purchaser will pay for, the Units.

Company means Vibro-Tech Industries Inc..

Exchange means the OTC Bulletin Board.

Exchange Act means the Securities Exchange Act of 1934 (U.S.), as amended from time to time.

Exercise Price means US$0.40 per Warrant Share.

Expiry Date means 5:00 p.m., Delaware time, on August 16, 2001.

Purchaser means Mrs. Puan Sri Chang Nga.

Rule 504, Regulation D means Rule 504, Regulation D under the Securities Act.

Shares means 125,000 shares of the Company to by Purchased by the Purchaser for US$0.40 per share.

Share Purchase Warrant means the right granted by this Agreement to acquire the Warrant Shares.

Securities Act means the Securities Act of 1933 (U.S.), as amended from time to time.

Share or Shares means a common share or common shares of the Company as constituted on August 12, 1999.

Unit means the unit purchased by the purchaser comprised of one share for US$0.40 per share and a non-transferable share purchase warrant to acquire before August 16, 2001 a share for $0.40 per share;

Warrant Shares means 125,000 shares to be acquired, if at all, before August 16, 2001 for US$0.40 per share.

Zhou Shares means 200,000 outstanding shares registered in the name of Foo Lin Zhou and with which William Chow has the authority to deal.

1.02 The captions, section numbers and article numbers appearing in this Agreement are inserted for convenience of reference only and will in no way define, limit, constrict or describe the scope or intent of this Agreement nor in any way affect this Agreement.

1.03 This Agreement and all matters arising under this Agreement will be governed by, construed and enforced in accordance with the laws of Delaware and any proceeding commenced or maintained in connection with this Agreement will be so commenced and maintained in the court of appropriate jurisdiction in the City of Wilmington, Delaware to which jurisdiction the parties irrevocably attorn.

1.04 In this Agreement, wherever the context requires, words importing the singular number will include the plural and vice versa, words importing the masculine gender will include the feminine and neuter genders and words importing persons will include firms and corporations and vice versa.

1.05 Unless otherwise stated, a reference in this Agreement to a numbered or lettered article, section, paragraph or subparagraph refers to the article, section, paragraph or subparagraph bearing that number or letter in this Agreement.

1.06 If any covenant or other provision of this Agreement is invalid, illegal or incapable of being enforced by reason of any rule of law or public policy such covenant or other provision will be severed; all other terms and conditions of this Agreement will, nevertheless, remain in full force and effect and no covenant or provision will be deemed dependent upon any other covenant or provision unless so expressed herein.


ARTICLE 2 SUBSCRIPTION FOR UNITS

Subscription

2.01 The Purchaser subscribes for, and agrees to pay on the Closing Date for, 125,000 Units at the subscription price of US$0.40 per Unit on the terms and other conditions of this Agreement.

2.02 The Vendor agrees to sell the Zhou Shares to the Purchaser for US$0.15 per Share on the terms and other conditions of this Agreement.

Acceptance

2.03 The Company accepts the Purchaser's subscription and agrees to allot and issue to the Purchaser on the Closing Date 125 000 Units comprising 125,000 Shares and 125,000 Share Purchase Warrants on the terms and other conditions of this Agreement and to cause a certificate or certificates representing the Shares and the Share Purchase Warrants to be issued to the Purchaser.

Certificate Legend

2.04 The certificate or certificates representing the Shares, the Share Purchase Warrants and any Warrant Shares acquired on exercise of the Share Purchase Warrants will be endorsed with a legend as follows:

THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), THE DELAWARE STATE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITES ACT AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE SECURITIES LAWS, OR (2) AT THE OPTION OF THE COMPANY, UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL FOR THE TRANSFEROR, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

Securities Considerations

2.05 Purchaser acknowledges that the Units are issued pursuant to the exemption from the registration requirements contained in Rule 504 of Regulation D of the Securities Act an exemption form the prospectus and registration requirements of the Securities Act (British Columbia) and that:

(a) the Shares, Share Purchase Warrants and Warrant Shares have not been registered under the Securities Act or any state or provincial securities laws, are being offered in reliance on certain exemptions contained in the Securities Act and such state or provincial securities laws and that the Company will use its best efforts to register the Shares and the Warrant Shares before December 31, 1999 ;

(b) the Shares will not be sold or transferred except pursuant to:

(i) an effective registration statement under the Securities Act and any applicable state securities laws;

(ii) Rule 144 promulgated under the Securities Act; or

(ii) an opinion of counsel satisfactory to the Company to the effect that such registration is not required; and

(c) the Share Purchase Warrants are non-transferable regardless of whether or not there exists an exemption under which the Share Purchase Warrants could be sold or transferred to a third party; and

(d) no federal, state or provincial agency has made any finding or determination as to the fairness of the investment, or any recommendation or endorsement of the Shares or any other securities of the Company.


ARTICLE 3 REPRESENTATIONS, WARRANTIES AND COVENANTS

Representations, Warranties and Covenants of the Company

3.01 The Company represents and warrants to, and covenants with, the Purchaser that:

(a) the Company is a body corporate subsisting under the laws of Delaware, validly exists and is in good standing with respect to all applicable law, and is duly registered to carry on business in all jurisdictions in which it carries on business;

(b) the Units for which certificates are delivered to the Purchaser pursuant to this Agreement will, at the time of such delivery, be duly authorized, validly issued, fully paid and non-assessable;

(c) the authorized capital of the Company is 100,000,000 common shares without par value and the Company will allot and conditionally reserve for issuance sufficient number of common shares to issue the Shares;

(d) the Company is not a distributing corporation under the Exchange Act or a reporting issuer under any other applicable legislation but will use its best efforts to register its Shares under the Exchange Act before December 31, 1999; and

(e) the execution and delivery of this Agreement has been duly authorized by all necessary corporate proceedings and the completion of the transactions contemplated in this Agreement does not conflict with or result in the breach or acceleration of any indebtedness under, or constitute default under, the constating documents of the Company or any indenture, mortgage, agreement, lease, license or other instrument to which the Company is a party or by which it is bound, or any judgment or order of any Court or administrative body by which the Company is bound; and

3.02 The representations, warranties, covenants and agreements of the Company contained in this Agreement will be true at and as of the Closing as though such representations, warranties, covenants and agreements were made at and as of the Closing and except for the waiver of any condition by the Purchaser, the representations, warranties, covenants and agreements of the Company will survive the Closing and notwithstanding the closing of the issuance of the Units under this Agreement, will continue in full force and effect.

Representations, Warranties and Covenants of the Purchaser

3.03 The Purchaser represents and warrants to and covenants with the Company that:

(a) the Purchaser is a resident of British Columbia and is aware that the Units are being, and the securities comprising the Units will be, issued pursuant to the exemption from registration contained in Regulation S of the Securities Act;

(b) the Purchaser is purchasing the Shares for investment purposes as principal for its own account and not for the benefit of any other person;

(c) the Purchaser has the legal capacity and competence to execute this Agreement and that all necessary approvals by directors and shareholders of the Purchaser have been, or will in the ordinary course be, given to authorize the execution and delivery of this Agreement by the Purchaser;

(d) the Purchaser is not purchasing the Shares as a result of having any material information about the Company's affairs which has not been generally disclosed as at the date of the announcement of the purchase;

(e) the Purchaser acknowledges that any interest accruing on Subscription Funds will accrue to the sole benefit of the Company and may be applied by the Company for general corporate purposes; and

(f) the Purchaser is, or will be, an affiliate of the Company as interpreted under the Securities Act;

(g) the Purchaser understands that the Shares have not been registered under the Securities Act or the securities laws of any states of the United States or of the provinces of Canada;

(h) the Purchaser has such knowledge and experience in financial and business matters that it is capable of seeking out and evaluating the information relevant to evaluating the Company, the proposed activities thereof, and the merits and risks of the prospective investment, and to make an informed investment decision in connection therewith;

(i) the Purchaser realizes that, since the Shares are restricted and cannot be readily sold, that the Purchaser may not be able to sell or dispose of any of the Shares and, therefore, that Purchaser must not purchase the Shares unless Purchaser has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties;

(j) the Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act ("Rule 144") which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the Shares or conversion stock, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations;

(k) the Purchaser understands that all information which Purchaser has provided to the Company concerning the Purchaser, the Purchaser's financial position and knowledge of financial and business matters is correct and complete as of this Agreement and, if there should be any material change in such information before the acceptance of this subscription, the Purchaser promptly notify the Company;

(l) the Purchaser is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission and a sophisticated purchaser with the meaning of that expression under the Securities Act (B.C.);

(m) the Purchaser has been provided with all materials and information requested, to the extent possessed or obtainable by the Company without unreasonable effort and expense, including any information requested to verify information furnished and has been provided the opportunity to ask questions of, and receive answers from, the Company and the officers, employees, and representatives of the Company concerning the terms and conditions of this offering; and

(n) no party has made any representations to the Purchaser as to the profitability, if any, of the Company, nor has the Purchaser relied on any statements made by any persons concerning the value of the investment in the Shares or the risks associated therewith and the Purchaser has made such inquiries as deemed necessary to make an informed decision, independent of any representations by any persons connected in any way with the Company.

3.04 The representations, warranties, covenants and agreements of the Purchaser contained in this Agreement will be true at and as of the Closing as though such representations, warranties, covenants and agreements were made at and as of the Closing and except for the waiver of any condition by the Company, the representations, warranties, covenants and agreements of the Purchaser will survive the Closing and notwithstanding the closing of the issuance of the Shares under this Agreement, will continue in full force and effect.

ARTICLE 4 CLOSING

4.01 Closing will occur at the principal business office of the Company at 10:00 a.m. on the Closing Date as designated by the Company.

4.2 At the Closing, the issuance of the Shares will be completed by the tabling and delivery:

(a) by the Company of:

(i) a certificate representing the Shares;

(ii) a certificate representing the Share Purchase Warrants;

(b) by the Purchaser of:

(i) a certified cheque or bank draft drawn in United States dollars and payable to the Company for the Subscription Funds.

(iii) a certified cheque payable to William Chow for US$30,000 in payment of the Zhou Shares; and

(c) by the Vendor of a certificate or certificate representing in the aggregate the number of Zhou Shares endorsed for transfer to the Purchaser in a manner acceptable to the registrar and transfer agent of the Company or accompanied by a stock power of attorney endorsed for transfer to the Purchaser in a manner acceptable to the registrar and transfeer agenet of the Comapny:

ARTICLE 5 GENERAL PROVISIONS

Time

5.01 Time is of the essence of the performance of every obligation under this Agreement, and no failure or lack of diligence by any party in proclaiming or seeking redress for any violation of, or insisting on strict performance of, any provision of this Agreement will prevent a subsequent violation of that provision, or of any other provision, from giving rise to any remedy that would be available if it were an original violation of that provision or another provision.

5.02 This Agreement will be binding upon and enure to the benefit of the respective heirs, executors, administrators and other legal representatives and, to the extent permitted hereunder, the respective successors and assigns, of the parties.

Notices

5.03 Unless otherwise provided herein, any notice, payment or other communication to a party under this Agreement may be made, given or served by delivery or telecopy and addressed as follows:

(a)      if to the Company or Chow:

Vibro-Tech Industries Ltd.
201-11240 Bridgeport Road
Richmond, B.C.  V6X IT2

Attention: Mr. Boo Jock Chong, Chief Executive Officer
Attention: Mr. William Chow, President

Fax: 604-278-2712

(b)      if to the Purchaser:

Mrs. Puan Sri Chang Nga
77 Meyer Road
#03-02 Singapore 437903

with a copy to:

Ms. Tan, Phaik Sim
Siuite 1830, 4825 Hazel Street
Burnaby, B. C. V5H 4N4

5.04 Any notice, payment or other communication so delivered or telecopied will be deemed to have been given or served at the time of delivery of transmission by telecopy

5.05 A party may by notice change its address for service.

Entire Agreement

5.06 This Agreement constitutes the entire agreement between the parties and supercedes all previous agreements or understandings between the parties in any way relating to its subject matter and the Company has made not representations, inducements, warranties or promises concerning this Agreement or the matters referred to herein which are not embodied in this Agreement.

Binding Agreement

5.07 This Agreement will enure to the benefit of and will be binding upon the parties hereto and their respective heirs, executors, administrators, personal representatives and successors.


IN WITNESS WHERE OF this Agreement has been executed by the Company and the Purchaser as at the date first set forth above.

VIBRO-TECH INDUSTRIES INC.

By: /s/ Boo Jock Chong
Boo Jock Chong, Chief Executive Officer

Signed, Sealed and Delivered by Puan Sri           )
Chang Nga in the presence of:                      )

/s/ William Chow                                       /s/ Puan Sri Chang Nga
125-8231 Cambie Road                                       PUAN SRI CHANG NGA
Richmond, B. C. V7C 1J8

Signed, Sealed and Delivered by William            )
Chow in the presence of:                           )

/s/ Gary MacDonald
GaryMacDonald                                          /s/ William  Chow
600-1090 West Pender Street                                WILLIAM CHOW
Vancouver, B. C. V6E 2N7



30072002/1-10